UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Acadian Emerging Markets Portfolio

Annual Report	October 31, 2022

Investment Adviser: Acadian Asset Management LLC

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

The Portfolio files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Portfolio’s Form N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022 (Unaudited)

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Portfolio (the “Portfolio”). This commentary covers the twelve months from November 1, 2021 to October 31, 2022, focusing on the portfolio’s performance and some of the conditions and decisions that impacted returns.

Portfolio Performance Review

For the twelve months ended October 31, 2022, the Acadian Emerging Markets Portfolio Investor Class Shares returned -29.4% (on a NAV basis), versus -30.7% for the MSCI Emerging Markets Index, a widely followed emerging markets benchmark.

Market Review

A turbulent recovery from the pandemic continued to unfold and rising inflation remained a focal point during the period, intensified by tangled supply chains and demand vastly outpacing supply. Emerging market central banks had the added complexity of balancing and deescalating political volatility amid this turbulent mix. Several central banks in Eastern Europe and Latin America raised their rates in order to quell civil upheaval, while others in southeast Asia, where inflation was less of a concern, left theirs unchanged or even cut. Emerging Markets were projected to face challenges due to their lagging vaccine deployment, debt sustainability concerns, deteriorating fiscal balances, vulnerability to tighter monetary conditions, and sensitivity to potential shifts in global risk sentiment. Yet despite the challenges in emerging markets, there were many opportunities as markets price in extreme situations that may not all come to fruition

For the full period, the MSCI Emerging Markets Index collectively returned -30.7%. Turkey, Brazil, and Chile were the best performing markets, while Hungary, China, and Poland were the worst. Russia was the worst-performing market over this period as it was priced at zero and removed from the MSCI Emerging Markets index after its invasion of Ukraine in February 2022. All sectors struggled during this time period with Utilities, Financials, and Industrials faring better than their peers, while Consumer Discretionary, Communication Services, and Real Estate performed the worst.

Portfolio Structure

The portfolio was invested in a broad range of emerging companies and markets over the period. The investment process considered both bottom-up company attractiveness and top-down country and industry ratings, combined with benchmark-relative risk controls, to determine individual stock positions. Significant country overweight positions during the period included South Korea, Brazil, and Poland. The portfolio was generally underweighted relative to the benchmark in India, Mexico, and Malaysia. At the sector level, the portfolio was focused on Energy, Materials, and Information Technology, while Consumer Discretionary, Health Care, and Consumer Staples were the greatest underweights.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022 (Unaudited)

Portfolio Performance

The portfolio outperformed the benchmark for the period by 130 bps, largely driven by stock selection in both countries and sectors.

Stock selection in South Korean Communication Services stocks and an overweight allocation to Brazilian Energy stocks saw the strongest results, respectively led by positions in KT Corporation and Petrol Brasileiro. An overweight to Chinese Energy stocks also yielded strong results.

Conversely, an underweight to Indian and Brazilian Financials detracted most from relative return, due in part to a lack of exposure to both ICICI Bank and Itau Unibanco.

The portfolio’s exposure to Value and Quality signals was rewarded over the period, while Technical and Growth signals were penalized. Our Top-Down Model also yielded favorable results, driven by strong contributions from our Country Model.

We continue to view the asset class positively and believe it forms an essential part of global portfolio diversification. Please let us know if we can provide any additional information.

Sincerely,

Brendan O. Bradley, Ph.D.	Ryan D. Taliaferro, Ph.D.
Chief Investment Officer	Director, Equity Strategies

Index Source: MSCI. Copyright MSCI 2022. All Rights Reserved. Without prior written permission of MSCI this information and any other MSCI intellectual property may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used to create financial instruments or products or any indices. This information is provided on an “as is” basis, and the user of this information assumes the entire risk of any use of this information. Neither MSCI nor any third party involved in or related to the computing or compiling of the data makes any express or implied warranties, representations or guarantees concerning the MSCI index-related data, and in no event shall MSCI or any third party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) relating to any use of this information

The specific countries, sectors, and individual stocks discussed herein are non-exclusive and are provided as representative of the portfolio’s performance during the period. For a complete list of markets, sectors, and stocks in which the portfolio was invested during the period and the performance of each, please contact Acadian. Please note that Acadian’s system of portfolio attribution uses certain estimates and assumptions and the calculations provided herein are based upon Acadian’s internal records and not those maintained by the Custodian. Additional details about our method of calculation will be furnished upon request. Reference to the benchmark is for comparative purposes only and is not intended to indicate that the portfolio will or did contain the same investments as the benchmark. This review contains

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022 (Unaudited)

confidential information of Acadian Asset Management LLC. Market conditions are subject to change. Past performance is no guarantee of future returns.

The information provided has been prepared by Acadian from our internal records. It is not intended to replace the official records of your account that you receive directly from the custodian. You are encouraged to compare the information provided to you by Acadian to that provided by the custodian and to contact us with any questions.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Total expense ratio for the Portfolio in the most recent prospectus dated March 1, 2022, is 1.43%. Shareholders may pay a redemption fee of 2% when they redeem shares held for less than 90 days. For performance data current to the most recent month end, please call 1-866-AAM-6161. The fund’s benchmark was changed March 1, 2012 to the MSCI Emerging Markets Index. Prior to that, the benchmark had been the IFC Investable Index.

Past performance is no guarantee of future performance and may differ significantly from future performance due to market volatility.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Mutual fund investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The fund is diversified.

To determine if this fund is an appropriate investment for you, carefully consider the fund’s objectives, risk factors, charges, and expenses before investing. This and other information can be found in the fund’s full and summary prospectuses, which can be obtained by calling 1-866-AAM-6161. Please read the prospectus carefully before investing.

The Acadian Emerging Markets Portfolio is distributed by SEI Investments Distribution Co, which is not affiliated with Acadian Asset Management LLC.

Registered representatives associated with Funds Distributor, LLC (“FD”), member FINRA. FD is not affiliated with Acadian Asset Management LLC.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31(1)

	1 Year	5 Years	10 Years	Annualized Since Inception
Investor Class Shares†	-29.43%	-3.83%	0.69%	6.03%
I Class Shares	-29.26%	-3.64%	N/A	1.03%
Y Class Shares	-29.31%	-3.70%	N/A	0.98%
MSCI Emerging Markets Index	-30.73%	-2.73%	1.16%	5.69%

(1) Past performance is not an indication of future performance. Investor Class Shares were offered beginning 6/17/93. I Class Shares and Y Class Shares were offered beginning 10/31/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

† The graph is based on Investor Class Shares only. Returns for I Class Shares and Y Class Shares would be different due to differences in fee structures.

N/A — Not available.

(See definition of comparative index on page 3.)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.1%

	Shares	Value

Brazil — 2.3%
Banco do Brasil	26,100	$187,305
Dexco	14,800	27,706
EDP - Energias do Brasil	33,200	148,277
JBS	1,914,376	9,254,083
Kepler Weber	16,800	83,976
Mahle-Metal Leve	7,600	38,004
Marfrig Global Foods	1,653,000	3,417,683
Minerva	86,200	229,288
Nova Embrapar Participacoes* (A)	854	—
Seara Alimentos* (A)	911	—
SYN prop e tech	35,300	34,784

		13,421,106

Chile — 0.0%
CAP	10,486	56,112

China — 22.1%
37 Interactive Entertainment Network Technology Group, Cl A	2,458,800	4,881,486
Agile Group Holdings	974,592	184,994
Agricultural Bank of China, Cl H	12,388,000	3,535,077
Amlogic Shanghai, Cl A*	44,791	352,014
Anhui Conch Cement, Cl H	143,500	369,278
Asia Cuanon Technology Shanghai, Cl A*	74,875	80,634
Bank of China, Cl H	49,550,196	15,970,393
Bank of Communications, Cl H	1,861,236	908,134
BYD Electronic International	83,500	242,533

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

China — (continued)
Cheetah Mobile ADR*	3,235	$5,888
China Citic Bank, Cl H	5,133,342	1,935,716
China Construction Bank, Cl H	25,779,715	13,695,058
China Everbright Bank, Cl H	383,000	99,048
China Life Insurance, Cl H	763,550	831,674
China Merchants Bank, Cl H	441,500	1,451,109
China Petroleum & Chemical, Cl H	346,000	136,643
China Railway Group, Cl H	4,051,461	1,760,012
China Railway Tielong Container Logistics, Cl A	368,400	261,967
China Resources Cement Holdings	274,000	99,133
China Shenhua Energy, Cl H	381,500	1,003,608
China Vanke, Cl H	199,400	256,056
China West Construction Group, Cl A	354,600	323,574
Chinese Universe Publishing and Media Group, Cl A	2,434,699	2,845,475
CIFI Holdings Group (A)	576,000	38,157
COSCO Shipping Holdings, Cl H	3,874,850	4,181,075
CSPC Pharmaceutical Group	978,000	1,005,454
Daqin Railway, Cl A	83,700	73,510
Dare Power Dekor Home, Cl A	1,161,925	1,243,339
Dongfeng Motor Group, Cl H	364,000	164,619
Foxconn Industrial Internet, Cl A	358,000	402,214
G-bits Network Technology Xiamen, Cl A	112,989	3,942,215
Greentown China Holdings	112,000	106,583
Guangdong Tapai Group, Cl A	518,301	478,171
Haitian International Holdings	70,000	140,185
Harbin Power Equipment, Cl H*	226,469	76,455
Hunan Valin Steel, Cl A	1,148,600	629,491
Industrial & Commercial Bank of China, Cl H	7,057,000	3,065,661
Jiangsu Bioperfectus Technologies, Cl A	26,170	368,637
Jingjin Equipment, Cl A	54,000	229,433
JOYY ADR	5,508	138,967
Kingnet Network, Cl A*	2,035,600	1,645,527
Kunlun Energy	6,574,000	3,927,826
Lonking Holdings	718,189	98,813
Metallurgical Corp of China, Cl H	4,769,520	759,512
Nanjing Iron & Steel, Cl A	433,900	181,322
New China Life Insurance, Cl H	307,900	488,739
Opple Lighting, Cl A	56,800	122,338
People’s Insurance Group of China, Cl H	1,026,000	283,633
Perfect World, Cl A	711,200	1,109,880
PetroChina, Cl H	33,624,000	12,850,509
PICC Property & Casualty, Cl H	1,640,000	1,512,628
Ping An Insurance Group of China, Cl H	794,000	3,176,142

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
China — (continued)
Qudian ADR*	249,049	$206,711
Shanghai Flyco Electrical Appliance, Cl A	12,300	133,658
Shui On Land	1,061,000	97,319
Sinopharm Group, Cl H	152,400	290,447
Sinotrans, Cl H	795,000	193,442
Sinotruk Hong Kong	3,274,148	2,919,753
Sunflower Pharmaceutical Group, Cl A	232,717	736,228
Suzhou Gold Mantis Construction Decoration, Cl A	1,751,113	1,055,668
Tangshan Sanyou Chemical Industries, Cl A	251,773	196,283
TCL Electronics Holdings	949,000	362,691
Tencent Holdings	696,000	18,229,806
Tian Di Science & Technology, Cl A	1,566,000	1,051,352
Tianneng Power International	553,288	532,167
Tingyi Cayman Islands Holding	224,000	350,426
TravelSky Technology, Cl H	111,000	161,205
Trina Solar, Cl A	124,700	1,134,988
Tsingtao Brewery, Cl H	66,513	466,035
Wangsu Science & Technology, Cl A	1,693,600	1,250,720
Weiqiao Textile, Cl H	719,519	99,912
Winner Medical, Cl A	27,276	246,652
Xinyu Iron & Steel, Cl A	6,388,300	3,124,740
Xinyuan Real Estate ADR*	8,225	3,505
Yankuang Energy Group, Cl H	168,000	472,989
Zhejiang Qianjiang Motorcycle, Cl A*	56,100	150,192
Zhejiang Runtu, Cl A	901,200	903,842
Zhejiang Semir Garment, Cl A	2,772,797	1,701,988

		129,743,258

Colombia — 0.0%
Cementos Argos	91,751	61,864

Czech Republic — 0.1%
CEZ	19,959	652,729
Philip Morris CR	11	7,364

		660,093

Greece — 0.3%
Cairo Mezz*	11,041	1,257
Fourlis Holdings	25,163	65,898
JUMBO	34,341	488,360
Motor Oil Hellas Corinth Refineries	15,296	262,721
National Bank of Greece *	236,962	859,432

		1,677,668

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
Hong Kong — 10.5%
AAC Technologies Holdings	91,000	$166,706
Alibaba Group Holding*	1,677,968	13,135,762
Asia Cement China Holdings	1,243,913	434,200
Baidu, Cl A*	240,350	2,299,502
Beijing Enterprises Holdings	62,500	158,606
Bosideng International Holdings	352,505	152,235
Cabbeen Fashion	122,199	18,681
China BlueChemical	1,046,000	199,882
China Cinda Asset Management, Cl H	1,096,000	101,926
China Coal Energy, Cl H	10,019,645	7,377,851
China Conch Venture Holdings	177,500	261,852
China Foods	421,556	107,408
China Gas Holdings	331,800	294,195
China Hanking Holdings	48,000	4,403
China Harmony Auto Holding	895,780	101,564
China High Speed Transmission Equipment Group	657,314	267,124
China Hongqiao Group	964,500	684,395
China International Marine Containers Group, Cl H	683,608	435,439
China Lesso Group Holdings	122,000	99,003
China Longyuan Power Group, Cl H	232,667	265,875
China Medical System Holdings	160,445	175,169
China Merchants Port Holdings	158,130	185,333
China Minsheng Banking, Cl H	771,500	224,089
China National Building Material, Cl H	459,215	266,766
China Oriental Group	926,000	128,584
China Pacific Insurance Group, Cl H	879,400	1,418,306
China Reinsurance Group, Cl H	421,462	22,282
China Resources Beer Holdings	182,000	857,873
China Resources Land	346,000	1,084,329
China Resources Power Holdings	206,000	299,697
China Risun Group	225,000	79,398
China Taiping Insurance Holdings	633,800	439,239
Chinasoft International	310,000	205,359
Chongqing Machinery & Electric, Cl H	466,000	28,199
CITIC	5,849,000	5,238,255
CITIC Resources Holdings	690,000	30,326
CMOC Group, Cl H	144,000	46,412
Consun Pharmaceutical Group	118,000	44,196
COSCO Shipping Ports	210,000	103,533
CPMC Holdings	294,260	142,451
Dawnrays Pharmaceutical Holdings	112,000	14,982
Digital China Holdings	91,000	36,054
Dongyue Group	184,000	159,864

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
Hong Kong — (continued)
ENN Energy Holdings	87,200	$867,040
FIH Mobile*	99,564	8,118
FriendTimes	651,961	85,548
Fufeng Group	588,742	305,259
GF Securities, Cl H	121,600	123,774
Goodbaby International Holdings*	694,320	44,226
Grand Baoxin Auto Group*	591,000	28,610
Haier Smart Home, Cl H	249,246	623,619
Haitong Securities, Cl H	262,000	128,169
Hengan International Group	70,500	273,480
Hopson Development Holdings	86,600	69,504
IGG	302,709	78,669
Inkeverse Group*	183,000	18,417
JD.com, Cl A	236,355	4,368,999
Jiangxi Copper, Cl H	135,000	147,561
JNBY Design	471,314	371,064
Joy City Property	780,000	20,172
Kingboard Holdings	85,000	209,640
Kingboard Laminates Holdings	114,500	91,458
Launch Tech, Cl H*	58,000	17,364
Lee & Man Paper Manufacturing	121,000	36,687
Lenovo Group	10,216,000	8,173,164
Maoye International Holdings	286,000	7,360
NetDragon Websoft Holdings	429,169	720,599
NetEase	230,300	2,511,409
New Oriental Education & Technology Group*	164,000	401,557
Nine Dragons Paper Holdings	177,519	105,159
Orient Overseas International	22,000	321,467
Pou Sheng International Holdings	1,878,142	94,509
Renrui Human Resources Technology Holdings	1,804	1,144
Sany Heavy Equipment International Holdings	131,000	107,475
Seazen Group	260,000	41,734
Shanghai Industrial Holdings	64,183	62,632
Sinopec Engineering Group, Cl H	1,555,500	556,834
Skyworth Group	5,535,486	2,030,944
Sunny Optical Technology Group	73,900	640,652
Uni-President China Holdings	133,000	98,272
Wasion Holdings	188,000	49,816
Yihai International Holding	56,000	92,172
Zoomlion Heavy Industry Science and Technology	11,210	3,613
ZTE, Cl H	93,800	167,294

		61,902,489

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value

Hungary — 1.7%
MOL Hungarian Oil & Gas	344,269	$2,067,023
OTP Bank Nyrt	302,847	6,606,862
Richter Gedeon Nyrt	56,500	1,117,612

		9,791,497

India — 12.2%
Adani Power*	540,319	2,186,015
AGI Greenpac	12,676	50,389
Allcargo Logistics	59,386	310,462
Ambika Cotton Mills	3,408	66,649
Andhra Paper	5,846	34,785
Andhra Sugars	40,305	68,484
Apar Industries	34,366	623,925
Arvind	195,024	218,637
AurionPro Solutions	13,962	64,474
AVT Natural Products	41,515	55,619
Bajaj Consumer Care	13,858	26,686
Bharat Dynamics	13,859	160,426
Bharat Electronics	234,903	303,215
BLS International Services	36,936	145,129
Blue Dart Express	856	78,457
Castrol India	127,544	191,522
Century Enka	17,035	87,482
Century Plyboards India	7,707	55,686
CESC	565,480	524,304
Coal India	835,830	2,483,433
Computer Age Management Services	4,215	129,802
Coromandel International	12,977	150,867
Cyient	63,035	570,591
Datamatics Global Services	22,513	82,352
DCM Shriram Industries	36,391	34,291
Dhampur Bio Organics*	90,153	177,632
Dhampur Sugar Mills	42,934	102,878
Dhunseri Ventures	11,142	29,592
EID Parry India	20,736	155,161
Elecon Engineering	74,003	337,127
Emami	68,908	394,622
Equitas Holdings*	132,225	161,173
FIEM Industries	1,297	25,289
Finolex Industries	117,523	190,175
GAIL India	2,613,197	2,882,243
GHCL	56,990	445,132
Glenmark Pharmaceuticals	27,951	136,602
Godawari Power and Ispat	70,623	225,279

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
India — (continued)
Godfrey Phillips India	1,352	$24,246
Great Eastern Shipping	13,271	89,323
Greenpanel Industries	55,773	250,710
Greenply Industries	78,756	164,500
Gujarat Ambuja Exports	171,684	524,318
Gujarat Narmada Valley Fertilizers & Chemicals	220,594	1,889,816
Gujarat State Fertilizers & Chemicals	30,351	45,117
HCL Technologies	1,113,747	14,008,368
HIL	1,691	58,276
Hindustan Aeronautics	126,318	3,860,842
Intellect Design Arena	10,895	56,806
ITC	1,120,238	4,719,000
ITD Cementation India	38,041	55,560
J Kumar Infraprojects	56,858	185,732
Jagran Prakashan	140,311	112,720
Jindal Saw	32,265	30,325
JMC Projects India	41,145	54,925
Kalyani Steels	2,284	8,246
Karnataka Bank	729,817	851,685
Kewal Kiran Clothing	27,438	168,733
Kirloskar Brothers	30,179	127,986
Kirloskar Industries	1,818	38,816
KPIT Technologies	454,134	3,891,088
KSB	22,399	563,198
LG Balakrishnan & Bros	29,823	274,839
Lumax Auto Technologies	3,097	9,187
Mahanagar Gas	47,315	492,513
Maharashtra Seamless	29,694	280,645
Manali Petrochemicals	96,637	111,023
Mazagon Dock Shipbuilders	21,303	163,766
Mirza International*	59,267	217,121
National Aluminium	2,293,101	1,944,679
Nava	279,542	666,288
Newgen Software Technologies	6,914	28,712
NHPC	209,034	107,576
NIIT	104,817	353,220
NLC India	118,789	110,570
NMDC	15,794	19,032
NMDC Steel* (A)	15,794	7,346
NRB Bearings	103,998	211,884
NTPC	1,021,938	2,137,024
Nucleus Software Exports	8,170	38,384
Oracle Financial Services Software	21,547	758,215

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
India — (continued)
Orient Cement	162,820	$255,705
Orient Green Power*	403,925	40,013
Polyplex	20,997	425,596
Power Grid Corp of India	392,494	1,081,786
PTC India	321,599	279,727
R Systems International	38,561	109,263
Raymond	8,721	126,125
Redington	1,461,109	2,412,897
Repco Home Finance	25,178	64,224
Savita Oil Technologies	3,290	11,975
Schaeffler India	7,055	234,770
Seshasayee Paper & Boards	25,001	99,503
Sharda Cropchem	14,416	65,186
Shreyas Shipping & Logistics	13,405	51,554
Shyam Metalics & Energy	7,029	25,967
Siyaram Silk Mills	41,179	218,487
SJVN	98,185	41,574
SMC Global Securities	1,350	1,303
Somany Ceramics	8,011	51,902
Sonata Software	32,021	202,487
South Indian Bank*	278,051	46,018
SP Apparels*	17,785	77,852
Star Cement*	21,237	27,272
Steel Authority of India	3,405,975	3,238,202
Supreme Petrochem	5,236	47,697
Sutlej Textiles and Industries	35,560	27,945
Tamil Nadu Newsprint & Papers	47,442	152,853
Tamilnadu Petroproducts	92,741	107,051
Tata Consultancy Services	15,178	585,493
Tata Power	1,362,481	3,719,860
Technocraft Industries India*	4,120	38,576
TGV SRAAC*	5,826	10,392
Time Technoplast	122,412	151,726
Transport Corp of India	21,794	188,169
Triveni Turbine	170,857	577,522
Uflex	4,758	40,095
Vardhman Textiles	48,969	199,094
Varun Beverages	37,674	477,447
Visaka Industries	20,755	135,308
VLS Finance	12,200	19,381
VRL Logistics	27,591	202,122
West Coast Paper Mills	29,798	219,316

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
India — (continued)
WNS Holdings ADR *	18,350	$1,579,568

		71,347,950

Indonesia — 2.5%
ABM Investama	68,965	17,465
Adaro Energy Indonesia	26,424,700	6,742,767
Astra International	1,574,200	671,161
Bank CIMB Niaga	896,267	65,507
Bank Mandiri Persero	2,106,200	1,424,613
Bank Pembangunan Daerah Jawa Barat Dan Banten	402,740	35,504
Bukit Asam	6,058,175	1,518,671
Dharma Satya Nusantara	2,308,000	82,125
Gajah Tunggal*	1,703,145	66,062
Indika Energy	279,534	58,425
Indo Tambangraya Megah	234,549	677,444
Matahari Department Store	1,887,568	565,151
MD Pictures*	596,200	102,823
Mitra Adiperkasa*	3,707,000	286,388
Perusahaan Gas Negara	6,632,906	839,877
Perusahaan Perkebunan London Sumatra Indonesia	1,484,600	107,556
Sumber Global Energy	507,627	23,107
Temas	293,800	33,811
Timah	2,655,224	230,667
Triputra Agro Persada	4,887,415	217,775
United Tractors	368,300	762,692

		14,529,591

Luxembourg — 0.7%
Ternium ADR	149,307	4,298,549

Malaysia — 0.1%
Coastal Contracts*	121,800	52,038
Evergreen Fibreboard	406,700	33,548
Heineken Malaysia	700	3,420
Jaya Tiasa Holdings	233,300	28,867
Kim Loong Resources	68,300	24,269
KSL Holdings*	376,483	58,925
Magni-Tech Industries	15,800	5,681
Padini Holdings	165,400	118,243
Sarawak Oil Palms	47,700	25,928
Shin Yang Shipping*	271,200	43,020
TSH Resources	125,200	28,069

		422,008

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
Mexico — 0.1%
Alfa, Cl A	566,348	$376,174
Grupo Financiero Inbursa, Cl O *	93,609	172,118

		548,292

Philippines — 0.1%
Semirara Mining & Power, Cl A	518,700	315,356
SSI Group	178,472	4,246

		319,602

Poland — 1.3%
Asseco Poland	14,575	209,889
Bank Handlowy w Warszawie	5,729	74,161
Bank Polska Kasa Opieki	7,120	116,984
Budimex	19	955
Enea*	49,203	53,747
Famur*	191,253	123,386
Grupa Azoty*	24,636	169,259
Jastrzebska Spolka Weglowa*	230,545	2,005,999
LiveChat Software	2,174	50,547
Lubelski Wegiel Bogdanka	5,598	39,281
PGE Polska Grupa Energetyczna*	1,212,082	1,383,684
Powszechny Zaklad Ubezpieczen	621,531	3,489,041
Tauron Polska Energia*	541,846	220,071
Unimot *	337	5,217

		7,942,221

Qatar — 0.1%
Ooredoo QPSC	81,733	219,271
Qatar Electricity & Water QSC	27,000	137,159
Qatar National Cement QSC	10,000	12,508

		368,938

Russia — 0.0%
Globaltrans Investment GDR (A)	114,181	—
HeadHunter Group ADR (A)	3,279	—
Novolipetsk Steel PJSC GDR (A)	189,918	—
Sberbank of Russia PJSC * (A)	1,789,982	—
Tatneft PJSC ADR (A)	153,163	—

		—

Saudi Arabia — 7.9%
Al Hammadi Holding	10,143	121,336
Alinma Bank	504,788	5,037,737
Arab National Bank	141,898	1,217,871
Arabian Cement	2,220	22,214
Arabian Internet & Communications Services	38,678	2,552,766
Astra Industrial Group	20,464	299,536

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
Saudi Arabia — (continued)
Banque Saudi Fransi	71,649	$823,738
Bawan	91,402	914,616
Dar Al Arkan Real Estate Development*	129,392	462,120
Derayah REIT‡	33,989	94,978
Etihad Etisalat	157,908	1,538,085
Hail Cement	3,036	10,294
Kingdom Holding	65,219	148,401
Methanol Chemicals*	25,444	208,560
Nahdi Medical	5,943	313,160
SABIC Agri-Nutrients	106,387	4,501,745
Sahara International Petrochemical	444,760	4,799,675
Saudi Basic Industries	574,986	13,527,102
Saudi Electricity	1,246,100	8,953,893
Saudi Telecom	68,099	732,179
Umm Al-Qura Cement	14,221	70,319
Yamama Cement *	27,878	218,124

		46,568,449

Singapore — 0.0%
Riverstone Holdings	512,200	195,386

South Africa — 2.0%
African Rainbow Minerals	53,910	759,135
Anglo American Platinum	7,026	558,875
Blue Label Telecoms*	67,535	18,971
Exxaro Resources	48,651	541,686
Grindrod Shipping Holdings	2,444	63,127
Hudaco Industries	688	5,131
Investec	266,871	1,312,653
Kumba Iron Ore	284,742	5,363,342
Lewis Group	21,364	56,129
Mittal Steel South Africa*	18,727	4,802
Murray & Roberts Holdings	85,890	22,210
Omnia Holdings	16,027	62,830
Sappi	295,045	910,092
Sasol	56,257	946,480
Standard Bank Group	149,928	1,401,029

		12,026,492

South Korea — 14.2%
Ace Bed	567	13,971
BNK Financial Group	95,862	431,377
CJ	33,239	1,675,426
Creas F&C	3,550	49,595
Daesang Holdings	2,670	13,271

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
South Korea — (continued)
Daewon San Up	2,331	$9,017
Daishin Securities	16,153	158,190
DB HiTek	98,714	3,066,513
DGB Financial Group	85,975	409,821
Dongwon F&B	382	34,594
DRB Holding	528	1,533
DY POWER	2,434	18,711
Gemvaxlink	26,925	19,564
Genoray	1,772	9,952
Global Standard Technology	3,878	53,905
Hana Financial Group	384,483	11,134,068
Handsome	2,901	51,118
Hanjin Heavy Industries & Construction Holdings	10,403	27,606
Hankook Tire & Technology	19,575	502,275
Hansol Paper	5,426	51,995
Hanwha	177,601	3,166,882
Hanwha Life Insurance	327,845	502,890
Hanyang Securities	3,832	23,351
Hyundai Department Store	3,450	131,029
Hyundai Engineering & Construction	37,061	908,020
Hyundai Glovis	3,811	465,523
Hyundai Steel	9,495	187,307
iMarketKorea	6,925	50,074
Infinitt Healthcare*	4,997	16,137
JB Financial Group	45,575	229,723
JVM	2,286	28,004
KB Financial Group	237,404	8,008,187
KCC	1,487	254,714
Kia	52,494	2,443,296
Kolon	7,102	112,679
Korea Business News	15,443	58,110
Korea Cast Iron Pipe Industries	9,586	45,963
KT	481,942	12,383,079
LF	8,581	89,458
LG Electronics	114,617	6,565,866
LG International	25,281	721,452
LG Uplus	312,327	2,510,544
LOTTE Himart	11,867	109,968
LX Hausys	10,551	238,508
LX Semicon	1,682	97,889
Mgame*	13,544	57,525
Multicampus	1,070	26,892
NHN*	44,930	723,889

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
South Korea — (continued)
PHA	3,167	$13,562
Piolink	2,947	22,033
PSK Holdings	3,991	19,500
Rayence	15,821	106,625
Sajodaerim	7,208	120,180
Samsung Electronics	351,098	14,640,894
Samyang	575	14,976
Samyang Optics	4,251	32,081
Sangsangin	9,446	42,971
SaraminHR	4,391	98,951
SAVEZONE I&C CORP	11,048	19,972
Seoyon	10,103	37,023
SGC e Tec E&C	723	17,054
Shinhan Financial Group	78,069	1,989,473
Shinsegae	8,421	1,256,248
Shinsegae Engineering & Construction	1,067	12,210
Value Added Technology	17,476	369,898
WiSoL	13,595	60,414
Woongjin Thinkbig	18,433	29,504
Woori Financial Group	680,693	5,614,899
YES24	471	1,696
Youngone	20,652	685,766

		83,095,391

Taiwan — 10.0%
Advanced Analog Technology	22,000	31,509
Asustek Computer	253,000	1,852,991
China Ecotek	37,000	46,562
ChipMOS Technologies	752,000	740,973
ChipMOS Technologies ADR	2,816	55,644
DA CIN Construction	26,000	24,166
Evergreen Marine Taiwan	908,200	3,875,475
First Insurance	95,000	41,423
Global Mixed Mode Technology	24,000	96,082
Goldtek Technology	7,615	15,338
Hon Hai Precision Industry	3,935,648	12,519,324
Innolux	526,770	193,723
IntelliEPI	17,000	30,336
Kindom Development	20,000	14,959
Lite-On Technology	315,061	625,771
Macroblock	214,000	609,009
MediaTek	163,000	2,984,561
Mercuries Life Insurance*	3,763	640
Novatek Microelectronics	452,000	3,380,619

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
Taiwan — (continued)
Pou Chen	1,860,000	$1,572,969
Realtek Semiconductor	850,000	6,726,666
Senao International	73,000	67,399
Shan-Loong Transportation	21,000	21,246
Star Comgistic Capital	203,723	149,524
Taiwan Semiconductor Manufacturing	1,907,000	23,081,077
Ubright Optronics	8,000	7,448
Union Insurance	24,500	10,873
United Orthopedic	36,000	34,634
X-Legend Entertainment	17,000	21,578

		58,832,519

Thailand — 3.3%
AP Thailand NVDR	668,900	172,234
Asia Green Energy NVDR	266,500	29,409
Bangchak NVDR	555,400	445,079
Bangkok Bank NVDR	2,094,300	8,006,323
Bangkok Chain Hospital NVDR	1,022,100	496,817
Banpu NVDR	2,037,300	669,108
Esso Thailand NVDR	1,050,200	400,102
Index Livingmall NVDR	598,500	273,618
Indorama Ventures NVDR	1,449,200	1,599,222
Inter Medical Care and Lab Hospital NVDR	134,200	39,139
IRPC NVDR	6,425,900	530,145
Kasikornbank NVDR	915,500	3,511,902
Krung Thai Bank NVDR	1,265,200	581,739
Lanna Resources NVDR	271,500	131,969
Minor International NVDR	538,700	399,850
MK Restaurants Group NVDR	32,800	50,200
Precious Shipping NVDR	1,359,900	468,069
Pruksa Holding NVDR	72,200	22,764
PTT Global Chemical NVDR	152,600	174,411
Regional Container Lines NVDR	414,800	288,812
Sabina NVDR	81,600	53,600
Star Petroleum Refining NVDR	1,377,100	430,570
Successmore Being NVDR	3,000	560
Supalai NVDR	505,500	278,915
Thai Oil NVDR	28,400	40,667

		19,095,224

Turkey — 0.5%
Alkim Kagit Sanayi ve Ticaret	22,477	45,741
Dogus Otomotiv Servis ve Ticaret	288,990	1,903,390

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
Turkey — (continued)
Yapi ve Kredi Bankasi	1,881,321	$930,844

		2,879,975

United Arab Emirates — 0.6%
Emaar Properties PJSC	1,971,465	3,252,587
Fertiglobe	73,622	102,022
Sharjah Islamic Bank	76,255	40,690

		3,395,299

United Kingdom — 0.4%
Thungela Resources	148,233	2,264,319

United States — 0.1%
Danaos	11,203	635,210

TOTAL COMMON STOCK (Cost $651,534,771)		546,079,502

PREFERRED STOCK (B) — 6.4%

Brazil — 6.3%
Braskem, Cl A	51,405	332,682
Cia Energetica de Minas Gerais	1,633,180	3,591,699
Cia Ferro Ligas da Bahia - FERBASA	91,158	927,904
Cia Paranaense de Energia, Cl B	2,128,400	3,053,227
Gerdau	2,283,252	11,390,844
Metalurgica Gerdau, Cl A	1,250,100	2,720,187
Noxville Investimentos* (A)	455	—
Petroleo Brasileiro	2,503,394	14,442,192
Unipar Carbocloro	18,700	386,127

		36,844,862

South Korea — 0.1%
CJ	9,029	428,488

TOTAL PREFERRED STOCK (Cost $29,427,972)		37,273,350

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

MUTUAL FUND — 0.5%

	Shares	Value
United States — 0.5% iShares MSCI Emerging Markets ETF	87,041	$2,975,932

TOTAL MUTUAL FUND (Cost $2,975,578)		2,975,932

RIGHT — 0.0%

	Number of Rights

Taiwan — 0.0%
Mercuries Life, Expires 11/10/22	971	8

TOTAL RIGHT (Cost $—)		8

TOTAL INVESTMENTS— 100.0%
(Cost $683,938,321)		$586,328,792

Percentages are based on Net Assets of $586,562,047.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	There is currently no rate available.

ADR — American Depositary Receipt
Cl — Class
ETF — Exchange Traded Fund
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt
PJSC — Public Joint Stock Company
QPSC — Qatari Public Shareholding Company
QSC — Qatari Shareholding Company
REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

The summary of input levels used to value the Portfolio’s net assets as of October 31, 2022 was as follows:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Brazil	$13,421,106	$—	$	—^	$13,421,106
Chile	56,112	—		—	56,112
China	129,705,101	—		38,157	129,743,258
Colombia	61,864	—		—	61,864
Czech Republic	660,093	—		—	660,093
Greece	1,677,668	—		—	1,677,668
Hong Kong	61,902,489	—		—	61,902,489
Hungary	—	9,791,497		—	9,791,497
India	71,340,604	—		7,346	71,347,950
Indonesia	14,529,591	—		—	14,529,591
Luxembourg	4,298,549	—		—	4,298,549
Malaysia	422,008	—		—	422,008
Mexico	548,292	—		—	548,292
Philippines	—	319,602		—	319,602
Poland	7,942,221	—		—	7,942,221
Qatar	368,938	—		—	368,938
Russia‡	—	—		—^	—^
Saudi Arabia	46,568,449	—		—	46,568,449
Singapore	195,386	—		—	195,386
South Africa	12,026,492	—		—	12,026,492
South Korea	83,095,391	—		—	83,095,391
Taiwan	58,832,519	—		—	58,832,519
Thailand	19,095,224	—		—	19,095,224
Turkey	2,879,975	—		—	2,879,975
United Arab Emirates	3,395,299	—		—	3,395,299
United Kingdom	2,264,319	—		—	2,264,319
United States	635,210	—		—	635,210

Total Common Stock	535,922,900	10,111,099		45,503	546,079,502

Preferred Stock
Brazil	36,844,862	—		—^	36,844,862
South Korea	428,488	—		—	428,488

Total Preferred Stock	37,273,350	—		—^	37,273,350

Mutual Fund	2,975,932	—		—	2,975,932
Right	—	8		—	8

Total Investments in Securities	$576,172,182	$10,111,107		$45,503	$586,328,792

† A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

‡ For the year ended October 31, 2022, the unrealized depreciation on these investments was $(16,099,056).These securities were impacted by the invasion of Ukraine and sanctions on market conditions in Russia from the start of the conflict in Ukraine until October 31, 2022.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

^ Includes securities in which the fair value is $0 or has been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Value (Cost $683,938,321)	$586,328,792
Foreign Currency, at Value (Cost $1,515,753)	1,516,431
Cash	877
Receivable for Investment Securities Sold	16,085,041
Dividends and Interest Receivable	932,220
Receivable for Capital Shares Sold	396,379
Reclaim Receivable	302,088
Unrealized Gain on Spot Foreign Currency Contracts	37
Prepaid Expenses	31,196

Total Assets	605,593,061

Liabilities
Payable for Investment Securities Purchased	9,294,635
Payable for Capital Shares Redeemed	6,857,707
Accrued Foreign Capital Gains Tax on Appreciated Securities	1,236,086
Line of Credit Payable	649,000
Payable to Adviser	474,658
Shareholder Servicing Fees Payable - Investor Class	59,162
Shareholder Servicing Fees Payable - Y Class	395
Payable to Administrator	54,932
Payable to Trustees	7,988
Chief Compliance Officer Fees Payable	2,543
Accrued Expenses	393,908

Total Liabilities	19,031,014

Net Assets	$586,562,047

Net Assets Consist of:
Paid-in Capital	$649,647,154
Total Accumulated Loss	(63,085,107)

Net Assets	$586,562,047

Investor Class Shares:
Net Assets	$322,684,161
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	19,708,189

Net Asset Value, Redemption and Offering Price Per Share *	$16.37

I Class Shares:
Net Assets	$258,008,383
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	15,740,409

Net Asset Value, Redemption and Offering Price Per Share *	$16.39

Y Class Shares:
Net Assets	$5,869,503
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	358,910

Net Asset Value, Redemption and Offering Price Per Share *	$16.35

*	Redemption price per share may vary depending upon the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO FOR THE YEAR ENDED OCTOBER 31, 2022

STATEMENT OF OPERATIONS

Investment Income:

Dividends	$58,291,761

Less: Foreign Taxes Withheld	(5,397,140)

Total Investment Income	52,894,621

Expenses:

Investment Advisory Fees	8,574,778

Shareholder Servicing Fees - Investor Class	1,145,528

Shareholder Servicing Fees - Y Class	3,202

Administration Fees	797,374

Trustees’ Fees	32,684

Chief Compliance Officer Fees	7,804

Custodian Fees	1,146,995

Printing Fees	171,601

Transfer Agent Fees	159,864

Filing and Registration Fees	70,486

Interest Expense	47,905

Legal Fees	40,261

Audit Fees	24,000

Other Expenses	112,758

Total Expenses	12,335,240

Less:

Fees Paid Indirectly (Note 4)	(4,422)

Net Expenses	12,330,818

Net Investment Income	40,563,803

Net Realized Gain (Loss) on:

Investments	3,970,814

Foreign Capital Gains Tax	(818,695)

Foreign Currency Transactions	(1,393,547)

Net Realized Gain	1,758,572

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	(327,048,095)

Foreign Capital Gains Tax on Appreciated Securities	1,817,793

Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	(19,249)

Net Change in Unrealized Depreciation	(325,249,551)

Net Realized and Unrealized Loss	(323,490,979)

Net Decrease in Net Assets Resulting from Operations	$(282,927,176)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$40,563,803	$23,636,047
Net Realized Gain	1,758,572	137,594,675
Net Change in Unrealized Appreciation (Depreciation)	(325,249,551)	78,041,372

Net Increase (Decrease) in Net Assets Resulting from Operations	(282,927,176)	239,272,094

Distributions:
Investor Class Shares	(17,800,931)	(9,767,065)
I Class Shares	(13,456,457)	(5,240,183)
Y Class Shares	(216,931)	(114,639)

Total Distributions	(31,474,319)	(15,121,887)

Capital Share Transactions:(1)
Investor Class Shares:
Issued	82,547,939	53,285,704
Reinvestment of Distributions	17,518,818	9,664,662
Redemption Fees — (See Note 2)	534	—
Redeemed	(172,389,796)	(308,982,662)

Decrease in Net Assets derived from Investor Class Transactions	(72,322,505)	(246,032,296)

I Class Shares:
Issued	117,160,815	87,114,219
Reinvestment of Distributions	11,719,825	4,598,717
Redemption Fees — (See Note 2)	14,793	—
Redeemed	(141,322,663)	(96,018,709)

Decrease in Net Assets derived from I Class Transactions	(12,427,230)	(4,305,773)

Y Class Shares:
Issued	2,414,547	868,271
Reinvestment of Distributions	181,073	72,359
Redeemed	(1,289,528)	(3,982,205)

Increase (Decrease) in Net Assets derived from Y Class Transactions	1,306,092	(3,041,575)

Net Decrease in Net Assets from Capital Share Transactions	(83,443,643)	(253,379,644)

Total Decrease in Net Assets	(397,845,138)	(29,229,437)

Net Assets:
Beginning of Year	984,407,185	1,013,636,622

End of Year	$586,562,047	$984,407,185

(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Years Ended October 31,
Investor Class Shares	2022	2021	2020	2019	2018
Net Asset Value,
Beginning of Year	$23.93	$19.65	$19.41	$18.35	$21.83

Income from Operations:
Net Investment Income*	0.96	0.47	0.29	0.39	0.36
Net Realized and Unrealized Gain (Loss)	(7.78)	4.10	0.32	1.00	(3.55)

Total from Operations	(6.82)	4.57	0.61	1.39	(3.19)

Redemption Fees*	0.00 ^	—	0.00 ^	0.00 ^	0.00 ^

Dividends and Distributions from:
Net Investment Income	(0.70)	(0.29)	(0.37)	(0.33)	(0.29)
Net Realized Gains	(0.04)	—	—	—	—

Total Dividends and Distributions	(0.74)	(0.29)	(0.37)	(0.33)	(0.29)

Net Asset Value, End of Year	$16.37	$23.93	$19.65	$19.41	$18.35

Total Return †	(29.43)%	23.35%	3.04%	7.72%	(14.85)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$322,684	$580,640	$674,360	$625,488	$789,483
Ratio of Expenses to Average Net Assets(1)	1.49%	1.43%	1.40%	1.40%	1.40%
Ratio of Net Investment Income to Average Net Assets	4.52%	1.97%	1.56%	2.07%	1.66%
Portfolio Turnover Rate	66%	70%	55%	48%	32%

*	Per share amounts for the period are based on average outstanding shares.
^	Amount was less than $0.005 per share.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Years Ended October 31,
I Class Shares	2022	2021	2020	2019	2018
Net Asset Value,
Beginning of Year	$23.97	$19.67	$19.43	$18.38	$21.85

Income from Operations:
Net Investment Income*	1.00	0.53	0.29	0.41	0.42
Net Realized and Unrealized Gain (Loss)	(7.77)	4.09	0.35	1.00	(3.56)

Total from Operations	(6.77)	4.62	0.64	1.41	(3.14)

Redemption Fees*	0.00 ^	—	0.00 ^	0.00 ^	0.00 ^

Dividends and Distributions from:
Net Investment Income	(0.77)	(0.32)	(0.40)	(0.36)	(0.33)
Net Realized Gains	(0.04)	—	—	—	—

Total Dividends and Distributions	(0.81)	(0.32)	(0.40)	(0.36)	(0.33)

Net Asset Value, End of Year	$16.39	$23.97	$19.67	$19.43	$18.38

Total Return †	(29.26)%	23.61%	3.20%	7.86%	(14.63)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$258,008	$396,786	$330,942	$496,662	$497,707
Ratio of Expenses to Average Net Assets(1)	1.27%	1.22%	1.24%	1.25%	1.20%
Ratio of Net Investment Income to Average Net Assets	4.70%	2.21%	1.53%	2.13%	1.96%
Portfolio Turnover Rate	66%	70%	55%	48%	32%

*	Per share amounts for the period are based on average outstanding shares.
^	Amount was less than $0.005 per share.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Years Ended October 31,
Y Class Shares	2022	2021	2020	2019	2018
Net Asset Value,
Beginning of Year	$23.92	$19.63	$19.40	$18.34	$21.85

Income from Operations:
Net Investment Income*	0.99	0.50	0.25	0.43	0.62
Net Realized and Unrealized Gain (Loss)	(7.76)	4.11	0.38	0.98	(3.82)

Total from Operations	(6.77)	4.61	0.63	1.41	(3.20)

Redemption Fees*	—	—	0.00 ^^	—	0.02

Dividends and Distributions from:
Net Investment Income	(0.76)	(0.32)	(0.40)	(0.35)	(0.33)
Net Realized Gains	(0.04)	—	—	—	—

Total Dividends and Distributions	(0.80)	(0.32)	(0.40)	(0.35)	(0.33)

Net Asset Value, End of Year	$16.35	$23.92	$19.63	$19.40	$18.34

Total Return †	(29.31)%	23.61%	3.15%	7.89%	(14.81)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$5,870	$6,982	$8,334	$20,363	$24,988
Ratio of Expenses to Average Net Assets(1)	1.32%	1.24%	1.24%	1.25%	1.27%
Ratio of Net Investment Income to Average Net Assets	4.71%	2.10%	1.34%	2.26%	3.12%
Portfolio Turnover Rate	66%	70%	55%	48%	32%

*	Per share amounts for the period are based on average outstanding shares.
^^	Amount was less than $0.005 per share.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 28 funds. The financial statements herein are those of the Acadian Emerging Markets Portfolio (“Portfolio”), a diversified portfolio. The investment objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging market country issuers. The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio. The Portfolio is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Portfolio through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Portfilio. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Portfolio’s Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Portfolio calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Emerging Markets Portfolio calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Acadian Asset Management LLC (the “Adviser”) of the Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates its net asset value, it may request that a Committee meeting be called. As of October 31, 2022, the total market value of securities in the Portfolio, valued in accordance with fair value procedures, was $10,111,099 or 2% of Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

The Portfolio uses Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolio values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Portfolio own securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures; and

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of risk associated with investing in those securities.

For details of the investment classification, refer to the Schedule of Investments.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and by distributing to shareholders all of their net investment income and realized gains. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2022, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Portfolio did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend if such information

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Foreign Taxes — The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, annually. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Portfolio retains a redemption fee of 2.00% on redemptions of capital shares if redeemed within 30 days of purchase. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Portfolio are reported on the Statements of Changes in Net Assets.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Portfolio. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the year ended October 31, 2022, the Portfolio paid $797,374 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Portfolio has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of the Investor Class Shares up to 0.10% of average daily net assets of the Y Class Shares will be paid to financial intermediaries. Certain brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this amount are paid by the Adviser, an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement.

For the year ended October 31, 2022, the Portfolio earned cash management credits of $4,422, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5. Investment Advisory Agreement:

Under the terms of the investment advisory agreement the Adviser provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.90% of the Portfolio’s average daily net assets. There was a reduction in the investment advisory fee for the Portfolio from 1.00% to 0.90%, effective July 1, 2022.

The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 2.50% of the Portfolio’s average daily net assets. The Adviser intends to continue these voluntary fee reductions and expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time.

6. Investment Transactions:

For the year ended October 31, 2022, the Portfolio made purchases of $570,749,219 and sales of $645,765,960 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

7. Share Transactions:

	Year Ended October 31, 2022	Year Ended October 31, 2021

Investor Class Shares:

Issued	3,668,811	2,213,580

Reinvestment of Distributions	750,522	427,640

Redeemed	(8,980,192)	(12,691,215)

Net Decrease in Shares Outstanding from Investor Class Share Transactions	(4,560,859)	(10,049,995)

I Class Shares:

Issued	5,507,041	3,537,050

Reinvestment of Distributions	502,288	203,573

Redeemed	(6,824,908)	(4,009,255)

Net Decrease in Shares Outstanding from I Class Share Transactions	(815,579)	(268,632)

Y Class Shares:

Issued	118,395	36,196

Reinvestment of Distributions	7,777	3,209

Redeemed	(59,187)	(171,968)

Net Increase (Decrease) in Shares Outstanding from Y Class Share Transactions	66,985	(132,563)

Net Decrease in Shares Outstanding from Share Transactions	(5,309,453)	(10,451,190)

8. Line of Credit:

The Portfolio entered into an agreement which enables it to participate in a $50 million unsecured committed revolving line of credit with MUFG Union Bank N.A., which is set to expire July 31, 2023. The proceeds from the borrowings shall be used to finance the Portfolio’s short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Portfolio based on their borrowings at the current reference rate. For the year ended October 31, 2022, the Portfolio had average borrowings of $2,390,612 and a maximum amount borrowed of $15,033,000 over a period of 147 days at a weighted average interest rate of 4.80%. Interest accrued on the borrowings during the period was $47,905. As of October 31, 2022, the Portfolio had $649,000 in borrowings outstanding.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

There were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2022.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total

2022	$29,888,278	$1,586,041	$31,474,319
2021	15,121,887	—	15,121,887

As of October 31, 2022, the components of Accumulated Loss on a tax basis were as follows:

Undistributed Ordinary Income	$34,314,909

Undistributed Long-Term Capital Gains	6,612,682

Net Unrealized Depreciation	(104,012,696)

Other Temporary Differences	(2)

Total Accumulated Loss	$(63,085,107)

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to PFICs and wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at October 31, 2022, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

$ 689,065,981	$53,223,038	$(155,999,647)	$(102,776,609)

The difference in unrealized depreciation is attributable to Foreign Capital Gains Tax Payable.

10. Concentration of Risk:

As with all management investment companies, a shareholder of the Portfolio is subject to the risk that his or her investment could lose money. The Portfolio is subject to the principal risks noted below, any of which may adversely affect the Portfolio’s net asset value (“NAV”) and ability to meet its investment objective.

Active Management Risk – The Portfolio is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Portfolio’s investments may prove to be incorrect. If the investments selected and strategies employed by the Portfolio fail

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

to produce the intended results, the Portfolio could underperform in comparison to other funds with similar objectives and investment strategies.

Equity Risk – Since it purchases equity securities, the Portfolio is subject to the risk that stock prices may fall over short or extended periods of time. Historically, equity markets have moved in cycles, and the value of the Portfolio’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Small Capitalization Company Risk – The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Fund is also subject to the risk that the Adviser’s particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

Foreign Company Risk – Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, pose additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Portfolio invests could cause the Portfolio’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Portfolio’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid, and economies that are less developed.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Portfolio may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. In addition, emerging markets securities may be issued by companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Portfolio’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Market Risk – The risk that the market value of an investment may fluctuate. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to the current prospectus for a discussion of the risks associated with investing in the Funds.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to the current prospectus for a discussion of the risks associated with investing in the Funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

11. Other:

As of October 31, 2022, 85% of the Portfolio’s Investor Class Shares outstanding were held by three record shareholders, 73% of the Portfolio’s I Class Shares were held by four record shareholders, and 91% of the Portfolio’s Y Class Shares outstanding were held by three record shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

12. Loans of Fund Securities:

The Portfolio may lend fund securities having a market value up to one-third of the Portfolio’s total assets. Such loans are secured by collateral equal the market value of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It is the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Securities Lending entails a risk of loss to the Portfolio if the market value of the loans were to increase and the borrower did not increase the collateral accordingly. An additional risk is that the borrower fails to return the securities when recalled. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

During the year and as of October 31, 2022, there were no securities on loan for the Portfolio.

13. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund

and Shareholders of Acadian Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Acadian Emerging Markets Portfolio, a series of shares of beneficial interest in The Advisors’ Inner Circle Fund (the “Portfolio”), including the schedule of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Advisors’ Inner Circle Fund since 2013.

Philadelphia, Pennsylvania
December 29, 2022

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio/Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2022 to October 31, 2022).

The table below illustrates your Portfolio’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the period and that the expense ratio (Column 3) remained unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Investor Class Shares
Actual Fund Return	$1,000.00	$767.10	1.50%	$6.68

Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63
I Class Shares
Actual Fund Return	$1,000.00	$768.00	1.28%	$5.70

Hypothetical 5% Return	$1,000.00	$1,018.75	1.28%	$6.51
Y Class Shares
Actual Fund Return	$1,000.00	$767.60	1.34%	$5.97

Hypothetical 5% Return	$1,000.00	$1,018.45	1.34%	$6.82

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

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THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-226-6161. The following chart lists Trustees and Officers as of October 31, 2022.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]
Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
Monica Walker (Born: 1958)	Trustee (since 2022)	Retired since 2017. Co-Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Holland Capital Management, LLC from 1991 to 2017.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

None.

3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – May 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

Anti-Money Laundering Officer (from 2015 – May 2022 and since November 2022)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23-24, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Ad-

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

viser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO

reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 24, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING MARKETS PORTFOLIO OCTOBER 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

Return Of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)	Foreign Tax Credit(6)
0.00%	4.21%	95.79%	100.00%	0.60%	70.29%	0.00%	0.00%	0.00%	16.49%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Portfolio who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2022 amounting to $6,215,716 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2022, which shareholders of this Portfolio will receive in late January, 2023. In addition, for the fiscal year ended October 31, 2022, gross foreign source income amounted to $46,384,992 for the Portfolio.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

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Acadian Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-AAM-6161

Adviser:

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ACA-AR-001-2100

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022					2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$72,710		None	None		$104,400		None	None
(b)	Audit-Related Fees	None		None	None		None		None	None
(c)	Tax Fees	$10,000	(2)	None	$256,295	(4)	$10,000	(2)	None	$150,670	(4)
(d)	All Other Fees	None		None	$86,500	(5)	None		None	$385,179	(5)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022				2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$529,590		None	None	$719,590	None	None
(b)	Audit-Related Fees	$10,000	(6)	None	None	None	None	None
(c)	Tax Fees	$2,000	(3)	None	None	None	None	None
(d)	All Other Fees	None		None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$61,000	None	None	$77,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Final tax compliance services provided to McKee International Equity Portfolio.

(3)	Common Reporting Standard (“CRS”) tax services for the Sands Capital Global Growth Fund.

(4)	Tax compliance services provided to service affiliates of the funds.

(5)	Non-audit assurance engagements for service affiliates of the funds.

(6)	Fees related to consents for Cambiar N-14 filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $342,795 and $535,849 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $2,000 and $0 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2022 and 2021, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie, President
Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 6, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: January 6, 2023